The PNC Financial Services Group, Inc. BancAnalysts Association of Boston November 4, 2010 Exhibit 99.1

Cautionary Statement Regarding Forward-Looking Information
and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration. It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings. The presentation also contains forward-looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance, capital and liquidity levels, and asset quality. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at www.pnc.com/investorevents. We provide greater detail regarding some of these factors in our 2009 Form 10-K and 2010 Form 10-Qs, including in the Risk Factors and Risk Management sections of those reports, and in our subsequent SEC filings (accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings). We have included web addresses here and elsewhere in this presentation as inactive textual references only. Information on these websites is not part of this presentation.
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-
looking statements are subject. The forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements.
In this presentation, we will sometimes refer to adjusted results to help illustrate the impact of certain types of items, such as the acceleration of accretion of the remaining issuance discount on our TARP preferred stock in connection with the first quarter 2010 redemption of such stock, our fourth quarter 2009 gain related to BlackRock’s acquisition of Barclays Global Investors (the “BLK/BGI gain”), our third quarter 2010 gain related to the sale of PNC Global Investment Servicing Inc. (“GIS”), our fourth quarter 2008 conforming provision for credit losses for National City, and integration costs in the 2010 and 2009 periods. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these respective items on our results for the periods presented due to the extent to which the items are not indicative of our ongoing operations.
In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. We believe this adjustment may be useful when comparing yields and margins for all earning assets. We may also adjust yields and margins for the ratio of annualized provision for credit related losses to average interest-earning assets. We believe such adjustments are useful as a tool to help evaluate the amount of credit related risk associated with interest-earning assets. We may also provide information on pretax pre-provision earnings (total revenue less noninterest expense), as we believe that pretax pre-
provision earnings is useful as a tool to help evaluate the ability to provide for credit costs through operations.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor Relations.”

Key Take-Aways
PNC’s business model and execution have delivered strong
results in this challenging environment
PNC has made significant progress toward returning to a
moderate risk profile
PNC has meaningful opportunities to improve market share
PNC has demonstrated the ability to deliver shareholder value
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.

WA
OR
ID
NV
CA
AZ
MN
WI
MI
NY
MA
CT
NJ
DE
DC
MD
PA
OH
IN
IL
WV
VA
KY
MO
NC
TN
SC
AR
GA
LA
FL

Footprint covering nearly 1/3 of the U.S.
population
Retail
Corporate & Institutional
A leader in serving middle-market
customers and government entities
One of the largest bank-held asset
managers in the U.S.
Asset Management
Residential Mortgage
One of the nation’s largest mortgage
platforms
A Powerful Franchise Focused on Quality Growth
8
th
$260 billion Assets
U.S. Rank
1
Sept. 30, 2010
6,626
2,461
$179 billion
5
th
ATMs
5
th
Branches
6
th
Deposits
(1) Rankings source: SNL DataSource; Banks headquartered in U.S.
CO
TX
KS
OK
BlackRock
A leader in investment management, risk
management and advisory services worldwide
Execution

Continuing to Build a Great Company
Continued to deliver strong financial results in a challenging environment
High quality and well-positioned balance sheet; increased bank liquidity and strengthened capital
Credit quality improvement
Businesses continued to grow clients and deepen relationships
3Q10 highlights
Execution
3Q09 3Q10
Pretax pre-provision
earnings /provision
1.8x 3.0x
Net income
2.4x 1.6x
(1) Total revenue less noninterest expense.  Further information is provided in the Appendix.
YTD09 YTD10
$559
$1,103
$1,296
$2,577
Net income
1

PNC’s Business Model
Staying core funded and disciplined in our deposit pricing
Returning to a moderate risk profile
Leveraging customer relationships and our strong brand to grow high quality, diverse revenue streams
Creating positive operating leverage while investing in innovation
Remaining disciplined with our capital
Executing on our strategies
Execution
(1) A period to period dollar or percentage change when revenue growth exceeds expense growth.
1

Building a High Quality,
Differentiated Balance Sheet
(1) December 31, 2008 was the closing date of our National City acquisition.
Returning
to a
Moderate
Risk Profile
$260.1
29.4
.6
11.1
39.8
179.2
10.3
40.7
$128.2
$260.1
46.5
150.1
$63.5
Sept. 30, 2010
(9.3) Other
(7.3) Preferred equity
($30.9) Total liabilities and equity
(12.5) Borrowed funds
(13.3) Other time/savings
(13.7) Total deposits
11.9 Common equity
(17.6) Retail CDs
$17.2 Transaction deposits
(25.5) Other assets
(25.4) Total loans
($30.9) Total assets
$20.0
Change from
Dec. 31, 2008
1
Investment securities
Category (billions)
Loans to deposits ratio of 84%
Loans declined driven by loan
pay-offs, sales, net charge-offs
and ongoing soft demand
Continued to grow transaction
deposits while reducing higher
cost brokered and retail CDs
Added high quality, short-
duration securities
Significant improvement in
common equity
Highlights

1.36%
0.64%
0.66%
.04%
1.39%
2.37%
.49%
.13%
.50%
1.78%
.83%
.25%
1.15%
3.99%
2.61%
0.71%
0.88%
3.16%
2002 2003 2004 2005 2006 2007 2008 2009 2010
Provision for credit losses to average loans
Relative Cost of Credit
(1) Excludes the 4Q08 conforming provision for credit losses of $504 million related to the National City acquisition. Average loans do not reflect the National City acquisition as the acquisition closed on December 31, 2008. Other acquisitions did not similarly impact the ratio. Including the National City conforming provision, the provision for credit losses to average loans for 2008 was 2.09%. Further information is provided in the Appendix. (2) Peers represents average of banks identified in the Appendix. (3) For the nine months ended September 30, 2010, annualized.
Recession
1
3
Returning
to a
Moderate
Risk Profile
PNC Peers
Overheated economy Slow growth economy
2

Active Credit Risk Management
0%
1%
2%
3%
4%
Nonperforming
loans²
to total
loans
Nonperforming
assets²
to total
assets
Net charge-offs
to average loans
Allowance for
loan and lease
losses³
to loans
3Q10 reserves / YTD10 annualized NCOs
2.5
1.8
1.6
1.4
1.3
1.2
1.2
1.2
1.1
1.1
1.0
1.0
0.9
MTB
PNC
CMA
JPM
WFC
USB
FITB
BAC
RF
KEY
STI
BBT
COF
X
Key 3Q10 metrics
1
2.18%
2.75%
3.22%
3.84%
1.61%
2.81%
3.48%
3.41%
Returning
to a
Moderate
Risk Profile
(1) As of or for the quarter ended September 30, 2010. Net charge-offs to average loans percentages are annualized. Peers represents average of banks identified in the Appendix as available. COF nonperforming assets to total assets and nonperforming loans to total loans not available. Sources: SNL DataSource, company reports. (2) Does not include purchased impaired loans or loans held for sale. (3) Includes impairment reserves attributable to purchased impaired loans. Loans PNC acquired from National City that were impaired are purchased impaired loans.

(6)
(5)
(4)
(3)
(2)
(1)
0
1
2
3
4
0%
1%
2%
3%
4%
5%
6%
Active Balance Sheet Management
PNC Duration
of Equity
(At Quarter End)
Fed Funds
Effective Rate
(At Quarter End)
2007
2008
2009
+4.6% 100 bps increase
(5.9%) 100 bps decrease
Effect on NII in 2
nd
year from gradual
interest rate change over preceding
12 months
Effect on NII in 1
st
year from gradual
interest rate change over following 12
months
PNC 3Q10 NII Sensitivity
(1.8%)
+1.5%
100 bps decrease
100 bps increase
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
2010
Q3
PNC 3Q10 information is estimated.
Returning
to a
Moderate
Risk Profile

Favorable Credit Risk-Adjusted
1
Returns
Peer source: SNL DataSource and company reports. (1) Net interest margin less (annualized provision/average interest earning assets). Further information is provided in the Appendix.
YTD10 net interest margin
7.13%
4.26%
4.18%
4.02%
3.90%
3.82%
3.62%
3.34%
3.22%
3.21%
3.12%
2.86%
2.80%
COF
WFC
PNC
BBT
USB
MTB
FITB
STI
KEY
CMA
JPM
RF
BAC
YTD10 credit risk-adjusted NIM
1
5.30%
3.19%
2.96%
2.67%
2.12%
2.06%
2.06%
2.04%
1.98%
1.78%
1.34%
1.17%
0.44%
COF
MTB
PNC
WFC
CMA
USB
BBT
JPM
KEY
FITB
STI
BAC
RF
Returning
to a
Moderate
Risk Profile

Credit Risk-Adjusted Net Interest Margin
1
Trend
3.43%
3.32%
3.14%
2.97%
2.76% 2.68%
2.96%
2.17%
2.49%3
3.26%
3.27%
3.40%
3.38%
3.33%
2.90%
1.45%
2.18%
0.94%
0.50%
1.50%
2.50%
3.50%
4.50%
2002 2003 2004 2005 2006 2007 2008 2009 2010
PNC credit risk-adjusted margin
1
vs. Peers
2
PNC Peers
2
(1) Net interest margin less (provision/average interest-earning assets). 2010 is for the nine months ended September 30, annualized. (2) Peers represents average of banks identified in the Appendix. Peer source: SNL DataSource. (3) Excludes the 4Q08 conforming provision for credit losses of $504 million related to the National
City acquisition as average interest-earning assets do not reflect the National City acquisition because the acquisition closed on December 31, 2008. Other acquisitions did not similarly impact the ratio. Including the National City conforming provision, the credit risk-adjusted net interest margin was 2.04%. Further information on (1) and (3) is provided in the Appendix.
PNC
2.88%
Average
Peers
2
2.68%
Returning
to a
Moderate
Risk Profile

Growing Diversified Fee-Based Revenue Streams
Full year 2008 noninterest income mix
1
Annualized YTD10 noninterest income mix
2
(1) As reported in our 2008 Form 10-K. On Feb. 2, 2010 PNC entered into an agreement to sell GIS, which resulted in the operations of GIS being presented as income from discontinued operations, net of income taxes, on our Consolidated Income Statement for prior periods. GAAP 2008 noninterest income (continuing operations) was $2.442 billion which does not include $904 million of fund servicing revenue and $21 million of other noninterest income related to GIS. (2) Total noninterest income (continuing operations) for the nine months ended Sept. 30, 2010 was $4.244 billion. Other includes net gains on sales of securities, net other-
than-temporary impairments, and other. Further information on (1) and (2) is provided in the Appendix.
Asset
management
$1,001
Consumer services
$1,252
Corporate
services
$949
Residential
mortgage
$723
Deposit
service
charges
$764
18%
22%
13%
17%
13%
Other
$969
17%
Categories in millions
$5.7
billion
Growing
Fee-based
Revenue
Asset
management
$686
Consumer
services
$623
Corporate
services
$704
Deposit
service
charges
$372
20%
19%
21%
27%
Other $78
2%
Categories in millions
$3.4
billion
Fund
servicing
$904
11%

Demonstrated Opportunities to Grow
Corporate Services Revenue
2009 2010
Treasury Management
$841
$919
Revenue
1
(1) Consolidated PNC amounts.  Not all of these revenues are reflected in noninterest income.
September YTD
Capital Markets
One of the nation's top
treasury management
providers
Excellent source of low cost
deposits
Continued growth in
purchasing cards to
governments
Broadened Healthcare
Advantage offering – YTD10
revenue up 20% from YTD09
Strong pipeline including
healthcare providers,
agencies and middle market
companies
2009 2010
$346
$411
Revenue
1
September YTD
A leading provider of innovative
investment banking solutions to
the middle market
In terms of deals
- #2 middle market deal
bookrunner for 2010
- #4 U.S. real estate
bookrunner
- #4 U.S. asset-based credit
lead arranger
Harris Williams YTD10 revenue
up $40 million from YTD09
Further growth expected from
strong pipeline
Growing
Fee-based
Revenue

Demonstrated Opportunities to Grow
Fee-Based Revenue
(1) Consolidated PNC amounts. Includes earnings from our equity investment in BlackRock.
2009 2010
$639
$751
Revenue
1
September YTD
Asset Management
Asset Management Group
continued to outperform sales
and client acquisition goals
Further growth expected
- Common platforms
- Cross-sell initiatives
- Market driven potential
PNC assets under
administration over $200 billion
at Sept. 30, 2010
PNC assets under management
up 6% linked quarter to $105
billion
Growing
Fee-based
Revenue
2009 2010
$171
$196
Servicing Fees
September YTD
Residential Mortgage
Aligning the business with
PNC’s model
Focused on leveraging the
customer value relationship
with  differentiated service
Capturing cross-sell
opportunities with banking
businesses
3Q10 loan origination
volumes up 17% linked
quarter

A Demonstrated Ability to Grow and
Deepen Relationships
Online banking
2,682
2,968
Online bill payment
753
942
Checking relationships
Growing and retaining checking relationships
Growing
Fee-based
Revenue
Retail active customers
3
(thousands)
3Q09 3Q10 3Q09 3Q10
3Q08
1
3Q09
2
3Q10
+37,000
+43,000
+53,000
(Change during the quarter)
(1) Excludes the impact of the conversion of Sterling Financial Corporation accounts. (2) Excludes the impact of the required divestitures related to the National City acquisition. (3) At quarter end.

Disciplined Expense Management
Highlights
$800
million
captured
in 2009
$900
million
captured
through
3Q10
PNC acquisition-related cost saves
annualized
12/31/08 –
12/31/09
1/1/10 –
9/30/10
Goal
4Q10
$1.8 billion
$1.7 billion
Branch conversions complete
Successfully captured $1.7 billion in
annualized acquisition-related cost
savings through 3Q10, well ahead of our
original target amount and schedule
Focused on implementing continuous
improvement culture across the franchise
Delivering
Shareholder
Value

PNC’s Framework for Success
Execute on and deliver the PNC business
model
Capitalize on integration opportunities
Emphasize continuous improvement culture
Leverage credit that meets our risk/return
criteria
Focus on cross selling PNC’s deep product
offerings
Focus “front door” on risk-adjusted returns
Leverage “back door” credit liquidation
capabilities
Maximize credit portfolio value
Reposition deposit gathering strategies
Action Plans
1.30% reported
1.23% adjusted
1
$1.7 billion
38%
1.78%
84%
Sept. 30, 2010
1.50%+
$1.8 billion
>50%
0.3%-0.5%
80%-90%
Strategic
Objective
Return on
average assets
(nine months ended)
Key Metrics
Loans to
deposits ratio
(as of)
Provision to
average loans
(provision for nine
months ended,
annualized)
Noninterest
income/total
revenue
(nine months ended)
Acquisition-
related cost
savings
(3Q10 annualized run
rate)
Executing our
strategies
PNC Business
Model
Staying core
funded
Returning to a
moderate risk
profile
Growing high
quality, diverse
revenue streams
Creating positive
operating
leverage
= original goal achieved. = new goal established in 2Q10; original goals for annualized acquisition-related cost savings and return on average assets were
$1.2 billion and 1.30%+, respectively. (1) Adjusted for after-tax integration costs, the after-tax gain on the sale of GIS, and the impact of the accelerated accretion of the remaining issuance discount in connection with the redemption of our TARP preferred stock in 1Q10. Further information is provided in the Appendix.
Delivering
Shareholder
Value

12/31/08
PNC increased Tier 1 common ratio by 2X since the NCC closing

Well Positioned Capital Level to Support Growth
Ratios as of quarter end. Source: Company reports, MTB is estimated. (1) Estimated.
Sept. 30, 2010 Tier 1 common ratio
PNC’s capital priorities
4.8%
6.4%
7.3%
7.6% 7.6%
8.0%
8.5%
8.6%
9.0%
9.5%
9.6%
10.0%
8.2%
8.0%
PNC MTB FITB RF USB STI WFC COF BAC KEY BBT JPM PNC CMA
Maintain strong levels
Support our clients
Invest in our
businesses
Basel III clarity
Return capital to
shareholders when
appropriate
Delivering
Shareholder
Value
1

A Demonstrated Ability to Achieve
Greater Shareholder Value
Book value and tangible book
value¹
(1) Tangible book value per share calculated as book value per share less total intangible assets per share. (2) Peers represents average of banks identified in the
Appendix. Source: SNL DataSource. (3) PNC believes that tangible book value, a non-GAAP measure, is useful as a tool to help evaluate the amount, on a per share basis, of intangible assets included in book value per common share. Further information is provided in the Appendix.
Delivering
Shareholder
Value
4Q08 3Q10
4Q08 3Q10
4Q08 3Q10 4Q08 3Q10
Book value per share
PNC
Peers
2
Tangible book value per share
1
PNC
3
Peers
2
$39.44
$55.91
$29.99
$28.98
$13.10
$35.89
$16.85
$18.04

Summary
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.
We have delivered strong results
We are focused on delivering risk-adjusted revenue
growth
We are committed to delivering shareholder value

Cautionary Statement Regarding Forward-Looking Information
Appendix
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private
Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,”
“forecast,” “will,” “should,” “project,” “goal” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date they are made. We do not assume any duty and do not undertake to update our forward-looking statements. Actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties. We provide greater detail regarding some of these factors in our 2009 Form 10-
K and 2010 Form 10-Qs, including in the Risk Factors and Risk Management sections of those reports, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the
SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.
•Our businesses and financial results are affected by business and economic conditions, both generally and specifically in the principal markets in which we operate. In particular, our businesses and financial results may be impacted by:
o Changes in interest rates and valuations in the debt, equity and other financial markets;
o Disruptions in the liquidity and other functioning of financial markets, including such disruptions in the markets for real estate and other assets commonly securing financial products;
o Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates;
o Changes in our customers’, suppliers’ and other counterparties’ performance in general and their creditworthiness in particular;
o A slowing or failure of the moderate economic recovery that began last year;
o Continued effects of the aftermath of recessionary conditions and the uneven spread of the positive impacts of the recovery on the economy in general and our customers in particular, including adverse impact on loan utilization rates as well as delinquencies, defaults and customer ability to meet credit obligations;
o Changes in levels of unemployment; and
o Changes in customer preferences and behavior, whether as a result of changing business and economic conditions, climate-related physical changes or legislative and regulatory initiatives, or other factors.
•A continuation of turbulence in significant portions of the US and global financial markets, particularly if it worsens, could impact our performance, both directly by affecting our revenues and the value of our assets and liabilities and indirectly by affecting our counterparties and the economy generally.

Cautionary Statement Regarding Forward-Looking Information
(continued)
Appendix
•We will be impacted by the extensive reforms enacted in the Dodd-Frank Wall Street Reform and Consumer Protection Act. Further, as much of that Act will require the adoption of implementing regulations by a number of different regulatory bodies, the precise nature, extent and timing of many of these reforms and the impact on us is still uncertain.
•Financial industry restructuring in the current environment could also impact our business and financial performance as a result of changes in the creditworthiness and performance of our counterparties and by changes in the competitive and regulatory landscape.
•Our results depend on our ability to manage current elevated levels of impaired assets.
•Given current economic and financial market conditions, our forward-looking financial statements are subject to the risk that these conditions will be substantially different than we are currently expecting. These statements are based on our current view that the moderate economic recovery that began last year will continue throughout the rest of 2010 and slowly gather momentum in 2011 amidst continued low interest rates.
•Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation. Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity, and funding. These legal and regulatory developments could include:
o Changes resulting from legislative and regulatory responses to the current economic and financial industry environment;
o Other legislative and regulatory reforms, including broad-based restructuring of financial industry regulation as well as changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other aspects of the financial institution industry;
o Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. In addition to matters relating to
PNC’s business and activities, such matters may also include proceedings, claims, investigations, or inquiries relating to pre-acquisition business and activities of acquired companies such as National City;
o The results of the regulatory examination and supervision process, including our failure to satisfy the requirements of agreements with governmental agencies;
o Changes in accounting policies and principles;
o Changes resulting from legislative and regulatory initiatives relating to climate change that have or may have a negative impact on our customers’ demand for or use of our products and services in general and their creditworthiness in particular; and
o Changes to regulations governing bank capital, including as a result of the so-called “Basel 3” initiatives.
•Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance, derivatives, and capital management techniques, and by our ability to meet evolving regulatory capital standards.
•The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.
•Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
•Our ability to implement our business initiatives and strategies could affect our financial performance over the next several years.
•Our expansion with our National City acquisition in geographic markets and into business operations in areas in which we did not have significant experience or presence prior to 2009 presents greater risks and uncertainties than were present for us in other recent acquisitions.
•Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.

Cautionary Statement Regarding Forward-Looking Information
(continued)
Appendix
•Our business and operating results can also be affected by widespread disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and capital and other financial markets generally or on us or on our customers, suppliers or other counterparties specifically.
•Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our equity interest in
BlackRock, Inc. are discussed in more detail in BlackRock’s filings with the SEC, including in the Risk Factors sections of BlackRock’s reports. BlackRock’s SEC filings are accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com. This material is referenced for informational purposes only and should not be deemed to constitute a part of this document.
We grow our business in part by acquiring from time to time other financial services companies. Acquisitions present us with risks in addition to those presented by the nature of the business acquired. These include risks and uncertainties related both to the acquisition transactions themselves and to the integration of the acquired businesses into PNC after closing.
Acquisitions may be substantially more expensive to complete (including unanticipated costs incurred in connection with the integration of the acquired company) and the anticipated benefits (including anticipated cost savings and strategic gains) may be significantly harder or take longer to achieve than expected. Acquisitions may involve our entry into new businesses or new geographic or other markets, and these situations also present risks resulting from our inexperience in those new areas.
As a regulated financial institution, our pursuit of attractive acquisition opportunities could be negatively impacted due to regulatory delays or other regulatory issues. Regul atory and/or legal issues relating to the pre-acquisition operations of an acquired business may cause reputational harm to PNC following the acquisition and integration of the acquired business into ours and may result in additional future costs or regulatory limitations arising as a result of those issues.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.

Non-GAAP to GAAP Reconcilement
Appendix
In millions except per share data and percentages
Adjustments,
pretax
Income taxes
(benefit)¹
Net income
Net income
attributable to
common
shareholders
Diluted EPS
from net
income
Average
Assets
Return on
Avg. Assets
Net income, diluted EPS, and return on avg. assets, as reported $1,103 $1,094 $2.07 $264,579 1.65%
Adjustments:
   Gain on sale of GIS $(639) $311 (328)           (328)                        (.62)
   Integration costs 96                 (34)                 62              62                           .11
Net income, diluted EPS, and return on avg. assets, as adjusted $837 $828 $1.56 $264,579 1.27%
In millions except per share data
Adjustments,
pretax
Income taxes
(benefit)¹
Net income
Net income
attributable to
common
shareholders
Diluted EPS
from net
income
Net income and diluted EPS, as reported $803 $786 $1.47
Adjustment:
   Integration costs $100 ($35) 65              65                           .13
Net income and diluted EPS, as adjusted $868 $851 $1.60
In millions except per share data
Adjustments,
pretax
Income taxes
(benefit)¹
Net income
Net income
attributable to
common
shareholders
Diluted EPS
from net
income
Net income and diluted EPS, as reported $559 $467 $1.00
Adjustment:
   Integration costs $89 ($31) 58              58                           .12
Net income and diluted EPS, as adjusted $617 $525 $1.12
For the three months ended September 30, 2010
For the three months ended June 30, 2010
For the three months ended September 30, 2009
PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the items are not indicative of our ongoing operations.
(1) Calculated using a marginal federal income tax rate of 35% and includes applicable income tax adjustments. The after-tax gain on the sale of GIS also reflects the impact of state income taxes.

Non-GAAP to GAAP Reconcilement
Appendix
In millions except per share data and percentages
Adjustments,
pretax
Income taxes
(benefit)¹
Net income
Net income
attributable to
common
shareholders
Diluted EPS
from net
income
Average
Assets
Return on
Avg. Assets
Net income, diluted EPS, and return on avg. assets, as reported $2,577 $2,213 $4.24 $265,355 1.30%
Adjustments:
   Gain on sale of GIS $(639) $311 (328)           (328)                        (.63)
   Integration costs 309               (108)               201            201                         .38
   TARP preferred stock accelerated discount accretion²
250                         .48
Net income, diluted EPS, and return on avg. assets, as adjusted $2,450 $2,336 $4.47 $265,355 1.23%
In millions except per share data
Adjustments,
pretax
Income taxes
(benefit)¹
Net income
Net income
attributable to
common
shareholders
Diluted EPS
from net
income
Net income and diluted EPS, as reported $1,296 $992 $2.17
Adjustment:
   Integration costs $266 ($83) 183            183                         .40
Net income and diluted EPS, as adjusted $1,479 $1,175 $2.57
(2) Represents accelerated accretion of the remaining issuance discount on redemption of the preferred stock in February 2010.
(1) Calculated using a marginal federal income tax rate of 35% and includes applicable income tax adjustments. The after-tax gain on the sale of GIS also reflects the impact of state income taxes.
PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the items are not indicative of our ongoing operations.
For the nine months ended September 30, 2010
For the nine months ended September 30, 2009
Average loans
Provision to
average loans
$1,517 $72,744 2.09%
504
$1,013 $72,744 1.39%
PNC believes that information adjusted for the impact of this item may be useful due to the extent to which the item is not indicative of our ongoing operations and, in the percentage, as average loans for 2008 do not reflect National City because the acquisition closed on December 31, 2008.
Year ended December 31, 2008 in millions except percentages
Provision for credit losses
Conforming provision - National City
Provision excluding National City conforming provision

Non-GAAP to GAAP Reconcilement
Appendix
For the three months ended
Sept. 30, 2010 June 30, 2010 Mar. 31, 2010 Dec. 31, 2009 Sept. 30, 2009
In millions except ratio and per share data
Total revenue $3,598 $3,912 $3,763 $4,886 $3,853
Noninterest expense 2,158                      2,002                      2,113                      2,209                      2,214
Pretax pre-provision earnings $1,440 $1,910 $1,650 $2,677 $1,639
Provision $486 $823 $751 $1,049 $914
Income from continuing operations before income taxes and
noncontrolling interests (Pretax earnings)
$954 $1,087 $899 $1,628 $725
Pretax pre-provision earnings/provision 3.0                         2.3                         2.2                         2.6                         1.8
Gain on BLK/BGI transaction $1,076
Pretax earnings excluding BLK/BGI gain $1,601
Pretax pre-provision earnings excluding BLK/BGI gain/provision 1.5
PNC believes that pretax pre-provision earnings, a non-GAAP measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations, and that information adjusted for the impact of the BLK/BGI gain may be useful due to the extent to which that item is not indicative of our ongoing operations.
For the three months ended
$ in millions
Sept. 30, 2010 June 30, 2010 Mar. 31, 2010 Dec. 31, 2009 Sept. 30, 2009
Net interest margin  3.96% 4.35% 4.24% 4.05% 3.76%
Provision for credit losses $486 $823 $751 $1,049 $914
Avg. interest-earning assets $223,677 $224,580 $226,992 $230,998 $235,694
Annualized provision/Avg. interest-earning assets 0.86% 1.47% 1.34% 1.80% 1.54%
Credit risk-adjusted net interest margin (1) 3.10% 2.88% 2.90% 2.25% 2.22%
For the nine months ended
$ in millions
Sept. 30, 2010 Sept. 30, 2009
Net interest margin  4.18% 3.72%
Provision for credit losses $2,060 $2,881
Avg. interest-earning assets $225,071 $241,010
Annualized provision/Avg. interest-earning assets 1.22% 1.60%
Credit risk-adjusted net interest margin (1) 2.96% 2.12%
PNC believes that credit risk-adjusted net interest margin, a non-GAAP measure, is useful as a tool to help evaluate the amount of credit related risk associated with interest-earning assets.
(1) The adjustment represents annualized provision for credit losses divided by average interest-earning assets.

Non-GAAP to GAAP Reconcilement
Appendix
$ in millions
2002 2003 2004 2005 2006 2007 2008 2009
Net interest margin  3.99% 3.64% 3.22% 3.00% 2.92% 3.00% 3.37% 3.82%
Provision for credit losses $309 $177 $52 $21 $124 $315 $1,517 $3,930
Avg. interest-earning assets $55,345 $55,172 $61,821 $73,001 $77,692 $98,010 $114,484 $238,487
Provision/Avg. interest-earning assets 0.56% 0.32% 0.08% 0.03% 0.16% 0.32% 1.33% 1.65%
Credit risk-adjusted net interest margin (1) 3.43% 3.32% 3.14% 2.97% 2.76% 2.68% 2.04% 2.17%
$504
Adjusted provision for credit losses $1,013
Avg. interest-earning assets $114,484
Adjusted provision/Avg. interest-earning assets 0.88%
Adjusted credit risk-adjusted net interest margin (1) 2.49%
For the year ended
(1) The adjustment represents provision for credit losses divided by average interest-earning assets.
Conforming provision - National City
PNC believes that credit risk-adjusted net interest margin, a non-GAAP measure, is useful as a tool to help evaluate the amount of credit related risk associated with interest-earning assets.
Sept. 30, 2010 Sept. 30, 2009
In millions except ratio
Total revenue $11,273 $11,342
Noninterest expense 6,273                      6,864
Pretax pre-provision earnings $5,000 $4,478
Provision $2,060 $2,881
Income from continuing operations before income taxes and
noncontrolling interests (Pretax earnings)
$2,940 $1,597
Pretax pre-provision earnings/provision 2.4                         1.6
PNC believes that pretax pre-provision earnings, a non-GAAP measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations.
For the nine months ended

Non-GAAP to GAAP Reconcilement
Appendix
For the nine months ended
In millions Sept. 30, 2010 Annualized
Asset management $751 $1,001
Consumer services 939 1,252
Corporate services 712 949
Residential mortgage 542 723
Service charges on deposits 573 764
Net gains on sales of securities 358 477
Net other-than-temporary impairments (281) (375)
Other 650 867
Total other noninterest income 727 969
          Total noninterest income (continuing operations)
$4,244 $5,659
For the year ended GIS excluded from GAAP
In millions except percentages
Dec. 31, 2008 10-K % of total continuing operations
Noninterest income
(continuing operations)
% of total
Fund servicing $904 27% ($904)
Asset management 686                                      20% $686 28%
Consumer services 623 19% 623                                 26%
Corporate services 704 21%
704
29%
Service charges on deposits 372 11%
372
15%
Net securities losses (206) (206)
Other 284 (21) 263
Total other noninterest income 78 2% (21) 57 2%
          Total noninterest income
$3,367 ($925) $2,442
PNC believes the noninterest income composition as set forth in the 2008 10-K is useful as a tool to illustrate PNC's revenue composition prior to the sale of GIS and the acquisition of National City.

Non-GAAP to GAAP Reconcilement
Appendix
In millions except per share data As of Dec. 31, 2008 As of Sept. 30, 2010
Common shareholders' equity $17,490 $29,394
Common shares outstanding 443                               526
Book value per common share $39.44 $55.91
Intangible assets $11,688 $10,518
Common shareholders' equity less intangible assets $5,802 $18,876
Common shares outstanding 443                               526
Tangible book value per common share $13.10 $35.89
PNC believes that tangible book value per common share, a non-GAAP measure, is useful as a tool to help evaluate the amount, on a per share basis, of intangible assets included in book value per common share.

Peer Group of Banks
Appendix
The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Bank of America Corporation BAC
Capital One Financial, Inc. COF
Comerica Inc. CMA
Fifth Third Bancorp FITB
JPMorgan Chase JPM
KeyCorp KEY
M&T Bank MTB
Regions Financial Corporation RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wells Fargo & Co. WFC
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